ALASKA AIR GROUP Q4 2025 Earnings | January 22, 202 6 1

2 Safe Harbor This presentation may contain forward - looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 , Section 21E of the Securities Exchange Act of 1934 , and the Private Securities Litigation Reform Act of 1995 . These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by our forward - looking statements, assumptions or beliefs . For a discussion of risks and uncertainties that may cause our forward - looking statements to differ materially, see Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 . Some of these risks include competition, labor costs, relations and availability, general economic conditions, increases in operating costs including fuel, uncertainties regarding the ability to successfully integrate the operations following the acquisition of Hawaiian Holdings, Inc . and the ability to realize anticipated cost savings, synergies, or growth from the acquisition, inability to meet cost reduction and other strategic goals, seasonal fluctuations in demand and financial results, supply chain risks, events that negatively impact aviation safety and security, cybersecurity risks, and changes in laws and regulations that impact our business . All of the forward - looking statements are qualified in their entirety by reference to the risk factors discussed in our most recent Form 10-K . We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward - looking statements . We expressly disclaim any obligation to publicly update or revise any forward - looking statements made today to conform them to actual results. Over time, our actual results, performance or achievements may differ from the anticipated results, performance or achievements that are expressed or implied by our forward -looking statements, assumptions or beliefs and such differences might be significant and materially adverse . Non -GAAP Financial Information The Company has made reference in this presentation to financial metrics which are not in accordance with GAAP . Pursuant to Regulation G, we have provided reconciliations of non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis within the Fourth Quarter 2025 Earnings Release filed concurrently with this presentation . Prior year non-GAAP financial metrics have been reconciled in previous SEC filings, and can be referenced therein.

3 Earnings Update ❑ Q4 2025 and 2024 figures reflect as reported results given Hawaiian’s inclusion in Air Group for the full quarter in 2024. Fi gures for the first three quarters in 2025 are compared to pro forma periods and assumes Hawaiian was included in both 2024 and 2025. W e believe this basis of comparison is relevant for understanding our expected results. ❑ Air Group’s Q4 2025 adjusted earnings per share of $0.43, and full year 2025 adjusted result of $2.44, came in well ahead of revised mid -quarter expectations, with approximately half of the improvement is due to better non -fuel cost performance and the other half a combination of slightly lower fuel costs in December than anticipated and a lower tax rate due to a higher earni ngs result. Strength in revenue trends persisted throughout the quarter and commercial initiatives and synergies remain on track. ❑ Air Group generated $1.2 billion in operating cash flow for the full year despite a challenging economic backdrop . ❑ Unit revenue increased 0.6% in Q4 2025. We expect our performance will lead the industry for the fourth straight quarter, despite headwinds from the government shutdown and an IT outage. ❑ Q4 2025 unit costs were up 1.3%. The result is better than our expectations, driven by enhanced focus on cost management that helped us realize cost savings across several areas of the business ❑ Economic fuel cost per gallon averaged $2.57 for Q4 2025 as West Coast refining margins remained elevated throughout the quarter. ❑ Air Group’s balance sheet remains strong, with debt -to-cap at 61%, and adjusted net debt to EBITDAR at 3.0x.

Alaska Accelerate initiatives progressing well

Network


$400M

- Industry-leading Q4 RASM, 4th quarter in a row[1]
- Now selling in six currencies and unveiled Japanese, Korean, and Italian language-based websites to support international point-of-sale
- Selling 38 codeshare destinations in Europe to support LHR and FCO sales

✔ Synergies on track

Product


$100M

- Premium revenue up 7%
- ~ 86% of 737 premium seat retrofits completed, 100% expected by Spring
- 16% of fleet (66 AC) now enabled with Starlink Wi-Fi, 50% expected by YE
- Rolling out new lounge food and beverage program and international onboard curated experiences

✔ Initiatives on track

Loyalty


ATMOS
$150M
ATMOS
REWARDS
VISA

- Loyalty revenue up 12%
- New card acquisitions finished up 17% for the year, 1/4th of sign ups in Q4 were for premium credit card with 60% of new accounts outside PNW, 25% in CA
- Managed corp. revenues up 9%, 2 pt increase vs. Q3. New Atmos business card acquisitions up 185%

✔ Synergies on track

Cargo


Alaska
$150M

- Cargo revenue increased 22% y/y
- In early January, became the first operational workgroup to be fully integrated, merging onto one unified cargo selling and technology platform
- Operational build-out nearly complete to support cargo launch to LHR and FCO

✔ Synergies on track

1 – Industry-leading Q4 y/y RASM expectation based on SEC filings and consensus estimates as of January 22, 2025

4

5 Fourth consecutive quarter of leading unit revenue Unit revenue change y/y Notes ■ Q4 2025 unit revenue increased 0.6% y/y despite the government shutdown and a difficult 2024 comparison (up 7%) ■ Premium demand remains strong with premium revenue up 7%, outpacing main cabin by 9.5 pts and now represents 36% of total revenue, up 1 point from the third quarter ■ Managed corporate travel demonstrated a strong inflection in Q4, with revenue up 9% y/y, a 2 pt sequential increase from Q3. Held revenues up 20% for Q1 2025 ■ Cargo and loyalty revenue outpaced system revenue growth, up 22% and 12% respectively 5.0% (0.6%) 1.4% 0.6% 1Q25 2Q25 3Q25 4Q25 ALK Big 4 Q4 2025 and Q4 2025E unit revenue based on company filings, company guidance and consensus estimates including DAL, AAL, UAL, LU V

2.1% 6.5% 8.6% 1.3% 4.7% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 1Q25 2Q25 3Q25 4Q25 FY25 6 Unit costs finished the year strong CASMex change y/y Chart not to scale Capacity Growth 3.9% 2.7% (0.7%) 2.2% 1.9% Notes ■ Unit costs were up 1.3% y/y in Q4 2025, exiting the year with a strong finish ■ FY 2025 unit costs finished up 4.7% y/y on 1.9% capacity growth, inclusive of ~2 pts of pressure from labor deals and three-quarters of a point of pressure due to less capacity growth. The company reduced flying in the third and fourth quarters to better match supply with demand given macroeconomic challenges which naturally pressures unit costs

7 Fuel Costs LA vs USGC Refining Margins (1) Notes ■ Crude oil prices declined throughout the quarter and were down ~9% versus the third quarter ■ West Coast refining margins were elevated for most of the fourth quarter, returning to normal levels in December. However, they spiked again in early January due to refinery maintenance and flaring events ■ Recent volatility in West Coast refining margins driven by continued supply disruptions could put pressure on 2026 earnings $1.11 USGC Crack Platts Jet/Kero LA Crack Q4 Avg: $0.98 1 – Data from FIS Global Kiodex and Platts S&P Global Commodity Insights $1.39 $0.85 $1.20 $0.57

8 Balance Sheet and Share Repurchases Shares Outstanding Target Adj. Net Debt/EBITDAR < 1.5x 0.9x 2.7x 1.0x 1.4x 2.4x 3.0x 2019 2021 2022 2023 2024 4Q25 Adjusted Net Debt/EBITDAR 124 129 128 123 121 118 117 2019 2023 2024 1Q25 2Q25 3Q25 4Q25 Diluted Share Count (Millions)

2/4 integration milestones completed; Most significant phase of PSS cutover complete

Single Loyalty	Single Operating Certificate (SOC)	Single Passenger Service System (PSS)	Joint Collective Bargaining Agreements (JCBA)
2H 2025	Q4 2025	Q2 2026	2025-2027
Launched new loyalty brand, Atmos Rewards, and new premium credit card on Aug 20th Achieved single loyalty program on Oct 1st when HawaiianMiles members joined Atmos Rewards Atmos for Business portal launched in Sep 2025 ✓ Complete	Teams achieved SOC in October and became one mainline airline from an FAA/regulatory perspective Starting in Nov, all flights operated under AS code and Alaska call sign; guests continue to see HA flight # until operational cutover ✓ Complete	Selling cutover completed on October 15, 2025, ensuring seamless guest experience. Bookings for HA flights departing April 22nd and beyond are now made in Alaska's reservation system, SABRE The operational cutover in April '26 will unify full guest experience across AS and HA brands	Joint collective bargaining negotiations with union groups remain ongoing

9